UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/23/2004

MIDWESTONE FINANCIAL GROUP INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-24630

IA	42-1003699
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

222 First Avenue East
Oskaloosa, IA 52577
(Address of Principal Executive Offices, Including Zip Code)

641-673-8448
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events and Regulation FD Disclosure

On April 23, 2004, the Registrant issued a press release detail the financial results for the quarter ended March 31, 2004.

The Company also reported that Jerry D. Krause was elected president and CEO of MidWestOne Bank of Burlington, Iowa. MidWestOne Bank is one of the Company's subsidiary banks.

Item 7.    Financial statements and exhibits

99.1 Press release dated April 23, 2004 reporting Company financial results for the first quarter of 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP INC

Date: April 23, 2004.	By:	/s/ David A. Meinert
David A. Meinert
Exec

Date: April 23, 2004.	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release dated April 23, 2004